WWE® ANNOUNCES PRELIMINARY COURT APPROVAL OF PROPOSED SETTLEMENT

STAMFORD, Conn., October 29,  2021 –  World Wrestling Entertainment, Inc. (NYSE: WWE) The proposed settlement of certain shareholder derivative and other actions, previously disclosed by the Company’s Current Report on Form 8-K, filed August 17, 2021, has received preliminary court approval. The proposed settlement includes no financial obligation on the part of the Company. The attached summary notice constitutes a required notice of the proposed settlement.

About WWE

WWE, a publicly traded company (NYSE: WWE), is an integrated media organization and recognized leader in global entertainment. The Company consists of a portfolio of businesses that create and deliver original content 52 weeks a year to a global audience. WWE is committed to family-friendly entertainment on its television programming, pay-per-view, digital media and publishing platforms. WWE’s TV-PG programming can be seen in more than 900 million homes worldwide in 28 languages through world-class distribution partners including NBCUniversal, FOX Sports, BT Sport, Sony India and Rogers. The award-winning WWE Network includes all live pay-per-views, scheduled programming and a massive video-on-demand library and is currently available in more than 180 countries. In the United States, NBCUniversal’s streaming service, Peacock, is the exclusive home to WWE Network.

Additional information on WWE (NYSE: WWE) can be found at wwe.com and corporate.wwe.com.

Contacts:

Investors:  Michael Weitz Media:      Matthew Altman

203-352-8642                 203-352-1177

michael.weitz@wwecorp.com      matthew.altman@wwecorp.com

Trademarks:  All WWE programming, talent names, images, likenesses, slogans, wrestling moves, trademarks, logos and copyrights are the exclusive property of WWE and its subsidiaries. All other trademarks, logos and copyrights are the property of their respective owners.

Forward-Looking Statements: This press release contains forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, which are subject to various risks and uncertainties. These risks and uncertainties include, without limitation, risks relating to: the impact of the COVID-19 outbreak on our business, results of operations and financial condition; entering, maintaining and renewing major distribution and licensing agreements; a rapidly evolving media landscape; WWE Network; our need to continue to develop creative and entertaining programs and events; the possibility of a decline in the popularity of our brand of sports entertainment; the continued importance of key performers and the services of Vincent K. McMahon; possible adverse changes in the regulatory atmosphere and related private sector initiatives; the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which we operate and greater financial resources or marketplace presence of many of our competitors; uncertainties associated with international markets including possible disruptions and reputational risks; our difficulty or inability to promote and conduct our live events and/or other businesses if we do not comply with applicable regulations; our dependence on our intellectual property rights, our need to protect those rights, and the risks of our infringement of others’ intellectual property rights; the complexity of our rights agreements across distribution mechanisms and geographical areas; potential substantial liability in the event of accidents or injuries occurring during our physically demanding events including without limitation, claims alleging traumatic brain injury; large public events as well as travel to and from such events; our feature film business; our expansion into new or complementary businesses and/or strategic investments; our computer systems and online operations; privacy norms and regulations; a possible decline in general economic conditions and disruption in financial markets; our accounts receivable; our indebtedness including our convertible notes; litigation; our potential failure to meet market expectations for our financial performance, which could adversely affect our stock; Vincent K. McMahon exercises control over our affairs, and his interests may conflict with the holders of our Class A common stock; a substantial number of shares are eligible for sale by the McMahons and the sale, or the perception of possible sales, of those shares could lower our stock price; and the volatility of our Class A common stock. In addition, our dividend is dependent on a number of factors, including, among other things, our liquidity and historical and projected cash flow, strategic plan (including alternative uses of capital), our financial results and condition, contractual and legal restrictions on the payment of dividends (including under our revolving credit facility), general economic and competitive conditions and such other factors as our Board of Directors may consider relevant. Forward-looking statements made by the Company speak only as of the date made and are subject to change without any obligation on the part of the Company to update or revise them. Undue reliance should not be placed on these statements.  For more information about risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q.

UNITED STATES DISTRICT COURT

DISTRICT OF CONNECTICUT

RYAN MERHOLZ and MELVYN KLEIN, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No.: 3:20-cv-00557-VAB

DANIEL KOOI, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, FRANK A.

RIDDICK, III, JEFFREY R. SPEED, PATRICIA A. GOTTESMAN, STUART U. GOLDFARB, LAUREEN ONG, PAUL LEVESQUE, ROBYN W. PETERSON, STEPHANIE MCMAHON, MAN JIT SINGH, ALAN M. WEXLER, GEORGE A.

Case No.: 3:20-cv-00743-VAB

[Caption Continued on Next Page]

BARRIOS, and MICHELLE D. WILSON, Defendants, -and- WORLD WRESTLING ENTERTAINMENT, INC., Nominal Defendant.

RODNEY NORDSTROM, Derivatively on Behalf of

WORLD WRESTLING ENTERTAINMENT,

INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, MICHELLE D. WILSON,

STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, and PATRICIA A. GOTTESMAN,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:20-cv-00904-VAB

[Caption Continued on Next Page]

RYAN B. MERHOLZ and NICHOLAS JIMENEZ, Derivatively On behalf Of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiffs,

                              v.

VINCENT K. MCMAHON, STEPHANIE MCMAHON, PAUL LEVESQUE, FRANK A. RIDDICK, III, STUART U. GOLDFARB, LAUREEN ONG, ROBYN W. PETERSON, MAN JIT SINGH, JEFFREY R. SPEED, ALAN M. WEXLER, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00789-VAB

JESSE REZENDES, Derivatively on Behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant

Case No. 3:21-cv-00793-VAB

[Caption Continued on Next Page]

CITY OF PONTIAC POLICE AND FIRE RETIREMENT SYSTEM, derivatively on behalf of WORLD WRESTLING ENTERTAINMENT, INC.,

Plaintiff,

v.

VINCENT K. MCMAHON, GEORGE A. BARRIOS, and MICHELLE D. WILSON,

Defendants,

-and-

WORLD WRESTLING ENTERTAINMENT, INC.,

Nominal Defendant.

Case No. 3:21-cv-00930-VAB

SUMMARY NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS AND LITIGATION DEMANDS; (II) SETTLEMENT HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND LITIGATION EXPENSES

TO:	all HOLDERS OF World Wrestling Entertainment, Inc. (“WWE” or the “Company”) COMMON STOCK as of the close of TRADING on OCTOBER 20, 2021 (“CURRENT WWE shareholders”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.
YOUR RIGHTS WILL BE AFFECTED BY THIS ACTION AND THE PROPOSED SETTLEMENT.

YOU ARE HEREBY NOTIFIED, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the District of Connecticut (the “Federal District Court” or “Court”), of: (i) the pendency of the stockholder derivative actions captioned Merholz, et al. v. McMahon, et al., Case No. 3:20-cv-00557-VAB, Kooi v. McMahon, et al., Case No. 3:20-cv-00743-VAB, Nordstrom v. McMahon, et al., Case No. 3:20-cv-00904-VAB, Merholz, et al. v. McMahon, et al., Case No. 3:21-cv-00789-VAB, Rezendes v. McMahon, et al., Case No. 3:21-cv-00793-VAB, and City of Pontiac Police and Fire Retirement System v. McMahon, et al., Case No. 3:21-cv-00930-VAB (the “Federal Actions”), pending in the Federal District Court; (ii) stockholder derivative and books-and-record actions captioned Leavy v. World Wrestling Entertainment, Inc., Case No. 2020-0907-KSJM,  Dastgir v. McMahon, et al., Case No. 2021-0513-LWW, and Lowinger v. McMahon, et al., Case No. 2021-0656-LWW (the “Delaware Actions” and, together with the Federal Actions, the “Actions”), pending in the Court of Chancery of the State of Delaware; and certain pre-suit litigation demands submitted to WWE’s Board of

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Directors (the “Litigation Demands,” and together with the Federal Actions and the Delaware Actions, the “Claims”).

YOU ARE ALSO NOTIFIED that the Parties have reached a proposed settlement of the Federal Actions, the Delaware Actions, and the Litigation Demands (the “Settlement”), subject to the approval of the Federal District Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as provided in the Stipulation and Agreement of Settlement dated as of September 17, 2021 (the “Stipulation”).

Under the terms of the Stipulation, WWE will implement certain modifications to its corporate governance and oversight functions in response to the Actions and the Litigation Demands.  A more detailed description of the Settlement terms, as well as a description of the history of the Actions and the Litigation Demands, and an explanation of Current WWE Shareholders’ legal rights with respect to the Settlement, is provided in the full Notice of (I) Pendency and Proposed Settlement of Stockholder Derivative Actions and Litigation Demands; (II) Settlement Hearing; and (III) Motion for an Award of Attorneys’ Fees and Litigation Expenses (the “Notice”).   The Notice and the Stipulation are publicly available on the “Investor Relations” section of WWE’s website at the following link:  https://corporate.wwe.com/investors/corporate-governance/proposed-derivative-settlement-papers.

A hearing (the “Settlement Hearing”) will be held on December 22, 2021 at 11:00 a.m., before The Honorable Victor A. Bolden by videoconference to determine, among other things: (i) whether the proposed Settlement on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to WWE and its shareholders, and should be finally approved by the Federal District Court; (ii) whether a Judgment, substantially in the form attached as Exhibit E to the Stipulation, should be entered finally approving the Settlement and dismissing the Federal Action with prejudice;  (iii) whether the application by Shareholders’ Counsel for an award of attorneys’ fees and litigation expenses should be approved; and (iv) any other matters that may properly be brought before the Court in connection with the Settlement.

The ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Federal District Court may decide to conduct the Settlement Hearing by video or telephonic conference, or otherwise allow Current WWE Shareholders to appear at the hearing by phone or video, without further written notice to WWE shareholders.  In order to determine whether the date and time of the Settlement Hearing have changed, or whether Current WWE Shareholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investor Relations” section of WWE’s website, https://corporate.wwe.com/investors/corporate-governance/proposed-derivative-settlement-papers, before making any plans to attend the Settlement Hearing.  Any updates regarding the Settlement Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the “Investor Relations” section of WWE’s website, https://corporate.wwe.com/investors/corporate-governance/proposed-

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derivative-settlement-papers.  Also, if the Federal District Court requires or allows Current WWE Shareholders to participate in the Settlement Hearing by telephone or video conference, the information needed to access the conference will be posted to the “Investor Relations” section of WWE’s website, https://corporate.wwe.com/investors/corporate-governance/proposed-derivative-settlement-papers.

Any objections to the proposed Settlement or Shareholders’ Counsel’s application for an award of attorneys’ fees and litigation expenses must be filed with the Federal District Court and delivered to Representative Shareholders’ Counsel, Defendants’ Counsel, and DRC Counsel such that they are received on or before December 1, 2021, in accordance with the instructions set forth in the Notice.

Please Note:  Because the Settlement involves the resolution of derivative claims, which were brought on behalf of and for the benefit of the Company, and stockholder litigation demands, the benefits from the Settlement will go to the Company.  Individual WWE shareholders will not receive any direct payment from the Settlement.  Accordingly, there is no Proof of Claim Form for shareholders to submit in connection with this Settlement.  Also, shareholders are not required to take any action in response to this notice.

PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT.

All questions regarding this notice and the Settlement should be made to the following counsel for Shareholders:

Mark Lebovitch, Esq. Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas, 44th Floor New York, NY 10020 1-800-380-8496 settlements@blbglaw.com	Gregory E. Del Gaizo, Esq. Robbins LLP 5040 Shoreham Place San Diego, CA 92122 (619) 525-3990 gdelgaizo@robbinsllp.com

By Order of the Court
United States District Court for the
District of Connecticut

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